UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2010

Highlights

• Small-cap stocks rose sharply in the second half of the year, ending 2010 with extraordinary returns.

• The fund posted a sizable gain that outpaced the Russell 2000 Index for the last six months and full year ended December 31, 2010.

• The fund enjoyed strong stock selection in the consumer discretionary, energy, materials, and information technology sectors. Several of our holdings in the financials and health care sectors performed poorly.

• After two years of extraordinary gains, we expect more modest results from small-cap shares in 2011.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

The first half of 2010 ended with investors reeling from the May 6 flash crash and deeply concerned by signs that the nascent economic recovery might falter. A robust first quarter was quickly fading from memory as investors feared that the economy may be slipping into a “double dip” recession. However, as is so often the case, conventional wisdom was mistaken, and the second half of 2010 proved to be very gratifying for those with the courage and conviction to remain in the market. The market turned decisively positive following the Federal Reserve’s announcement of its intention to purchase additional Treasuries to drive down long-term interest rates. Once again, small-cap stocks led the way.

We are gratified to report that our Institutional Small-Cap Stock Fund rose sharply over the past year, easily surpassing the remarkable returns of the Russell 2000 and the Lipper Small-Cap Core Funds Indexes. Our portfolio rose 33.21% in the second half, well ahead of the Russell 2000 and our Lipper peer group. The fund’s long-term relative performance remains strong. Based on cumulative total return, Lipper ranked the Institutional Small-Cap Stock Fund 31 of 797, 31 of 706, 112 of 569, and 109 of 330 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2010, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

In the last six months, the index benefited from resurgent cyclical sectors, namely energy, information technology, materials, and industrials and business services, which rose 50%, 38%, 46%, and 32%, respectively. Fortunately, we had strong stock selection in each of these winning sectors and particularly favorable results in consumer discretionary shares. Several of our holdings in the financials and health care sectors, however, weighed on results.

As we look to 2011, the economic backdrop does indeed appear more promising than at any time since 2007. However, the stock market is a forward-discounting mechanism, and our current returns clearly point to decent economic growth through mid-2011. The challenge lies in positioning the fund for 2012. More on this later.

Performance Review

The energy sector was a source of excellent performance for our portfolio during the second half of 2010. While the Russell 2000’s energy sector was up more than 50%, our fund holdings gained a strong 66%. Our results were led by Complete Production Services, Oasis Petroleum, and Concho Resources, which soared during the period. Complete Production is an energy services firm squarely in the path of the industry’s strongest trend—pressure pumping services for well fracking to free up oil and natural gas liquids from today’s emerging shale plays. Complete Production is a market leader with strong operating and financial leverage. The firm has reported several strong quarters, and the stock price, which touched a low of $2.20 in 2009, jumped to nearly $30 a share by the end of 2010. Oasis Petroleum is an “oily” exploration and production name, with principal reserves in the Bakken Shale in the Williston Basin Province of Montana. Oasis recently gave guidance for a rapid 160% production growth rate to further excite investors. In a similar vein, Concho is a crude oil exploration and production firm in the Permian Basin in the southeast United States. Concho also has reported significant aggressive production growth of around 46%, leading to similar outsized gains. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology was another area of strong stock selection for the fund. Our holdings rose more than 44% in the last six months, which compares favorably with the Russell index’s 28% gain. Performance was led by Vocus, Measurement Specialties, Rofin-Sinar, and Fabrinet. Vocus, which provides Web-based public relations software, has reported several strong quarters, led by its newer products in social media, which track references in Twitter, Facebook, and other networking sites. Vocus rose significantly in the second half of the year. Measurement Specialties more than doubled on strong results as revenues reached pre-recession levels. Measurement Specialties’ electronic sensors are benefiting from a recovery in its automotive and industrial markets. Likewise, Rofin-Sinar gained by more than two-thirds, as the company’s laser business improved on a rebound in the industrial materials market. Industrial production has had a V-shaped recovery globally, and Rofin-Sinar has seen its order book surge. Finally, Fabrinet, which manufactures optical components for communication equipment, went public in June at a mere seven times its trailing earnings and has doubled in the last six months as investors began to recognize its potential.

The materials sector in our portfolio increased by more than 51% in the last six months, led by Walter Energy, which more than doubled. Walter Energy mines metallurgical coal, which has been rapidly rising in price due to strong demand and crippling floods in the mining regions of Australia. Investors are also excited about the pending merger with Western Coal, which should make for a more profitable combined company. We also delivered strong results in the industrials segment, where our holdings surged over 33%. They were led by our largest holding, Acuity Brands, which should benefit from a recovery in nonresidential construction and a large and growing energy efficiency conversion in lighting and controls.

The portfolio broadly benefited from our thesis that the U.S. economy would not experience a double-dip recession in 2010. This led to strong results in the consumer discretionary sector, where our 40% return far exceeded the Russell 2000. TRW and Brunswick rose significantly as consumers continued to spend on large-ticket durable items in the automotive and marine businesses. Similarly, AnnTaylor Stores surged on strong same-store sales and rising consumer confidence and retail holiday spending.

Negative performance was largely confined to regional banks. While the group should have a more favorable 2011, several of our banks suffered from the continued decline in commercial real estate. Most notably, Wilmington Trust reported a large loss for the third quarter and, in what looked like a merger at the behest of the Federal Reserve, fell into the arms of M&T Bank at half the previous market price. Citizens Republic Bancorp continued to suffer from the slow decline in real estate values in its Michigan housing market. We see little prospect for improved results, so we have exited the position. Finally, TCF Financial declined as the firm reported modestly disappointing results for the third quarter. TCF, which has been an aggressive collector of fee income, has seen its earnings multiple erode as investors fret that recently enacted financial reform will unduly hit the bank’s earnings. We believe these fears are overblown.

Other stocks with disappointing results included DynaVox, AMAG Pharmaceuticals, American Reprographics, and Skilled Healthcare. DynaVox, which manufactures devices to aid those with speech, language, and learning disabilities, reported disappointing revenues as stretched state budgets have led to delays in product sales. The situation appears cyclical, which has prompted us to stick with the position. The Food and Drug Administration warned AMAG about possible hypersensitivity risks in administering its IV iron product, Feraheme. The issue was resolved with a warning label. However, investors fear the product’s market will now be significantly limited. American Reprographics was down modestly as its revenues continue to suffer from a lack of commercial construction activity. The firm, which produces blueprints, should benefit from the recent rise in the architectural billings index. Skilled Healthcare suffered a substantial loss as claimants received a huge legal judgment against the firm regarding staffing levels at its nursing homes. Given the significant uncertainty about its future, we exited the position.

Portfolio Review

On the Buy Side
After significantly cutting our positions earlier in 2010, we ventured back into the semiconductor industry with purchases of Silicon Laboratories, Atheros Communications, and PMC-Sierra. We added to Silicon Labs at a cheap valuation during the third quarter after the shares had corrected due to a temporary industry-wide semiconductor slowdown. Silicon Labs has a broad portfolio of semiconductor products that are engineered to have low power consumption and small footprints, enabling increased battery life for an emerging class of portable electronic devices. Atheros, a maker of Wi-Fi chips, similarly fell on semiconductor slowdown fears. This gave us what was, in retrospect, one last chance to revisit a prior holding at a great value. In early January 2011, after our reporting period, Atheros announced it had agreed to merge with Qualcomm in a deal valued in excess of $3 billion. During the third quarter, we also added to PMC-Sierra, which sells chips for communications and storage applications.

We have begun to selectively increase our weighting in the health care sector. We added Owens & Minor and Avanir Pharmaceuticals. Owens & Minor is a blue chip hospital distribution firm that should benefit from improved hospital economics as services increase from the recent federal health care reform legislation. We think the market is overly concerned with recent slower hospital admissions, and we have taken this opportunity to add the stock to our portfolio. Avanir is an interesting small pharmaceutical company with an approved drug, Nuedexta, for pseudobulbar—a condition that leads to uncontrollable emotional outbursts after trauma or the onset of multiple sclerosis. The drug could lead to significant earnings for this small, currently profitless firm.

On the consumer side, we were excited to participate in the initial public offering (IPO) for The Fresh Market, a fast-growing specialty grocer with huge room to expand its footprint within the industry and store base. The firm offers differentiated products in beautifully displayed and merchandised retail stores. We believe above-average margins and returns will drive strong growth. We also added rue21, a high-growth specialty apparel retailer with a unique business model. It employs a network of independent sourcing agents to design and make products for it, which makes for faster speed to market than traditional retailers and allows the company to feature offerings more in line with current trends. We think the company should be able to grow at a rapid pace for the next few years through new stores, same-store sales gains, and margin expansion.

We continue to favor the energy sector as easy monetary policy and enhanced liquidity globally is benefiting the commodity markets. We were disappointed to lose our position in Arena Resources when the firm merged with SandRidge Energy. To replace this exposure, we added Swift Energy and Venoco. Swift is a small-cap exploration and production company that was trading at a discount to the exploration and production group when we purchased it. We believe that the market has underestimated its oil exposure and its ability to make a low-risk, low-cost transition into unconventional oil and gas plays. Swift has a sizable position in the Eagle Ford shale formation in southern Texas, which will become an important part of its growth profile in the future. Similarly, Venoco is an intriguing play with its large land position in the California oilfields. The Monterey shale could emerge as a very profitable area for horizontal drilling exploration. In our view, the market failed to appreciate this opportunity.

Finally, I’d like to highlight two recent purchases in the financials sector. We participated in the “second step conversion” of Capitol Federal Financial, a thrift institution in Topeka, Kansas. We believe its management team is underappreciated by Wall Street and view the stock as a true bargain purchased at around book value. We also participated in the IPO for Fortegra Financial, an insurance products company that offers credit life products, insurance services, and commercial property and casualty brokerage services. In our view, this combination of the attractive credit life business and a fine insurance brokerage business will prove to have been very undervalued at its offering price.

On the Sell Side
Our largest sale in the last six months was TRW. The automotive parts manufacturer has been a tremendous performer for the fund following the 2008–2009 market correction. After reaching a low of below $2 per share, the firm has delivered a string of beat-and-raise quarters largely due to strong discipline in managing its cost structure through a challenging automotive environment. TRW has recovered to reach prices in excess of $55 early in 2011, leading us to reduce our position. We trimmed our position in Seacor after investor enthusiasm stemming from its free cash flow position and special dividend payable in December pushed the stock to all-time highs.

One of the pleasant outcomes of running a small-cap portfolio is to hold on to truly great companies as they move into the mid-cap space. However, there comes a time when market capitalization constraints dictate that we manage our position sizes as the firms grow in value. In the last six months, we have begun to slowly reduce our positions in SL Green Realty and Concho Resources. SL Green is a prime play on quality Class A office space in Manhattan. The company briefly fell into the small-cap range following the financial crisis. The shares now have risen by more than 170% from our initial purchase, dictating some reduction in position size. Similarly, we trimmed Concho Resources after its huge run.

During the second half of 2010, we also reduced our position size in Baldor Electric as investors drove the shares higher due to strong results from an increase in industrial capital spending. ABB, a power and automation technology company, also was attracted to Baldor and announced a deal to purchase its shares at a 41% premium to the existing share price. Thus, we will lose a longtime holding. We thank Baldor’s management team for the fine job they’ve done to enhance shareholder value.

Other deals of note included former holding First Niagara’s bid to acquire NewAlliance Bancshares. On August 19, 2010, First Niagara announced its intention to purchase the company in a cash and stock deal that valued NewAlliance shares at a 24% premium to the previous day’s market closing price. We view this as a fair price and have chosen to eliminate our current position in NewAlliance to fund higher-conviction ideas.

Outlook

The Russell 2000 Index gained more than 30% in the last four months of 2010, driving small-cap results well ahead of large-caps. Fears of the double-dip recession were quickly replaced by optimism surrounding the Fed’s decision to inject another massive dose of liquidity into the financial markets in an attempt to inflate financial assets and drive up business and consumer confidence. Fed Chairman Ben Bernanke has clearly succeeded in driving up stock prices, and recent economic data, from consumer spending to jobs, seem to suggest that our economic recovery is gaining momentum.

For the year, small-cap returns substantially outperformed large-caps, whether measured by the S&P 500 or the Russell 1000, thus continuing a trend that, with a few brief interruptions, has continued nearly unabated for 10 years. In 2010, the “risk-on trade” clearly spelled small-cap outperformance. Domestically focused small-cap firms have for the past three quarters reported earnings growth in excess of large companies’ results. As is so often the case, bottom-up earnings estimates are quite aggressive in small-caps for 2011, raising a legitimate question regarding the sector’s ability to continue to outperform analyst estimates and large-cap results.

After a huge fourth quarter, small-cap valuations now significantly exceed those of larger-cap shares. By many measures, small-cap stocks look expensive. When measured relative to large-caps, the shares look very expensive, prompting us to be cautious heading into 2011.

Though we risk sounding like a broken record, we believe valuations will win out and that large-cap shares will resume their leadership over small-caps. As the cycle progresses, investors typically move away from cyclical growth toward more sustainable earnings expansion. Thus, while we don’t see a compelling valuation differential between small-cap growth and value, we do expect growth to outperform at the margin.

Let us be clear: We are not calling for an imminent, large drop in small-cap shares. Rather, we expect more moderate performance from the small-cap sector on both an absolute and relative basis. Indeed, after two years in which our small-cap portfolio has had extraordinary returns, we would caution investors to prudently lower expectations. In our opinion, it is time to move toward a market weighting in the small-cap sector. More conservative investors may wish to underweight the sector and cut their exposure to our portfolio.

We thank you for your continued confidence and support. It has been extremely gratifying to work with our fine team of analysts to manage this portfolio through the initial stages of this economic recovery. While there is no doubt that the “easy money” has been made, we are confident that our durable all-weather blend of growth and value will continue to serve us well.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment
Advisory Committee

January 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets and dividing by the number of shares of common stock outstanding.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2010

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	$ 23	$ 14,540	$ 11,021
Totals			$ 23	$ 14,540	$ 11,021

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$14,540
Dividend income	23
Interest income	–
Investment income	$ 23
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $301,416)	$	434,450
Receivable for shares sold		676
Dividends and interest receivable		219
Receivable for investment securities sold		29
Other assets		133
Total assets		435,507
Liabilities		
Payable for investment securities purchased		2,860
Payable for shares redeemed		375
Investment management fees payable		231
Due to affiliates		7
Other liabilities		127
Total liabilities		3,600
NET ASSETS	**$**	**431,907**
Net Assets Consist of:		
Undistributed net investment income	$	226
Accumulated undistributed net realized loss		(15,276)
Net unrealized gain		133,034
Paid-in capital applicable to 30,479,670 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		313,923
NET ASSETS	**$**	**431,907**
NET ASSET VALUE PER SHARE	**$**	**14.17**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

Year Ended 12/31/10
Investment Income (Loss)	
Income	
Dividend	$ 3,916
Interest	27
Total income	3,943
Expenses	
Investment management	2,285
Shareholder servicing	1
Prospectus and shareholder reports	34
Custody and accounting	159
Registration	31
Legal and audit	24
Directors	6
Miscellaneous	11
Total expenses	2,551
Net investment income	1,392
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	20,960
Foreign currency transactions	(5)
Net realized gain	20,955
Change in net unrealized gain on securities	81,120
Net realized and unrealized gain	102,075
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 103,467**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2010

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $8,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $(209,000) for the year ended December 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $105,399,000 and $98,069,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $2,090,000 and $1,488,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $21,647,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $85,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc.. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

Tax Information (Unaudited) for the Tax Year Ended 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $598,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,826,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,826,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody, M.D., Ph.D. (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc.
2009	(2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System
(1996 to 2009); Director, Medtronic, Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2005

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour
2001	(2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1996

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present);
Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific
(2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present);
2001	Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director,
2009	The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [73]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company;
President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price Hong Kong,
Vice President	Price Singapore, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Vice President and Assistant Treasurer, T. Rowe
Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011